As filed with the Securities and Exchange Commission on July 16, 1998
                                                      Registration No. 333-56113
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------




                   POST-EFFECTIVE AMENDMENT NO. 1 ON FORM S-8
                       TO FORM S-4 REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                              --------------------

                             WASTE MANAGEMENT, INC.
                  (formerly known as USA Waste Services, Inc.)
             (Exact name of Registrant as specified in its charter)


          Delaware                                          73-1309529
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                        Identification Number)

                               1001 Fannin Street
                                   Suite 4000
                              Houston, Texas 77002
                                 (713) 512-6200
       (Address, including zip code, and telephone number, including area code of Registrant's principal executive offices)

                            -------------------------


               Waste Management, Inc. 1997 Equity Incentive Plan;
              Waste Management, Inc. Replacement Stock Option Plan;
           WMX Technologies, Inc. 1996 Replacement Stock Option Plan;
                 WMX Technologies, Inc. 1992 Stock Option Plan;
    WMX Technologies, Inc. 1992 Stock Option Plan for Non-Employee Directors;
          Waste Management, Inc. 1990 ServiceShares Stock Option Plan;
                 Waste Management, Inc. 1982 Stock Option Plan;
             Wheelabrator Technologies Inc. 1992 Stock Option Plan;
 Wheelabrator Technologies Inc. 1988 Stock Plan for Executive Employees of WTI
                              and its Subsidiaries;
 Wheelabrator Technologies Inc. 1986 Stock Plan for Executive Employees of WTI
                              and its Subsidiaries;
      Chemical Waste Management, Inc. 1990 ServiceShares Stock Option Plan;
             Chemical Waste Management, Inc. 1992 Stock Option Plan;
             Chemical Waste Management, Inc. 1986 Stock Option Plan
                           (Full titles of the Plans)
                            -------------------------


                               Gregory T. Sangalis
                             Waste Management, Inc.
                               1001 Fannin Street
                                   Suite 4000
                              Houston, Texas 77002
                                 (713) 512-6200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


This Post-Effective Amendment on Form S-8 to Form S-4 Registration Statement relates to 16,017,837 shares of Common Stock, par value $.01 per share (the "Common Stock"), of Waste Management, Inc., formerly known as USA Waste Services, Inc. (the "Registrant"). Such shares are issuable to holders of outstanding options to purchase shares of Common Stock, par value $1.00 per share, of Waste Management Holdings, Inc. ("Old Waste Management"), a wholly-owned subsidiary of the Registrant that was formerly known as Waste Management, Inc., which options were assumed by the Registrant upon the effective time of the merger of a subsidiary of the Registrant with and into Old Waste Management (the "Merger") on July 16, 1998. These shares of Common Stock were originally registered on the Registrant's Registration Statement on Form S-4 to which this is an amendment; accordingly, the registration fee in respect of such Common Stock was paid at the time of the original filing of the Registration Statement relating to such Common Stock.

                                EXPLANATORY NOTE

             Pursuant to an Agreement and Plan of Merger, dated as of March 10, 1998 (the "Merger Agreement"), by and among the Registrant, Waste Management Holdings, Inc. (formerly known as Waste Management, Inc.) ("Old Waste Management") and Dome Merger Subsidiary, Inc. ("Merger Sub"), among other things, (i) Merger Sub merged with and into Old Waste Management, with Old Waste Management continuing as the surviving corporation and changing its name to "Waste Management Holdings, Inc.", (ii) the Registrant changed its name to "Waste Management, Inc.", (iii) each share of common stock, par value $1.00 per share, of Old Waste Management ("Old Waste Management Common Stock") issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") was converted into the right to receive 0.725 of a share of common stock, par value $.01 per share, of the Registrant ("Registrant Common Stock"), and (iv) at the Effective Time, shares of Registrant Common Stock, rather than shares of Old Waste Management Common Stock, became issuable pursuant to the following plans: Waste Management, Inc. 1997 Equity Incentive Plan, Waste Management, Inc. Replacement Stock Option Plan, WMX Technologies, Inc. 1996 Replacement Stock Option Plan, WMX Technologies, Inc. 1992 Stock Option Plan, WMX Technologies, Inc. 1992 Stock Option Plan for Non-Employee Directors, Waste Management, Inc. 1990 ServiceShares Stock Option Plan, Waste Management, Inc. 1982 Stock Option Plan, Wheelabrator Technologies Inc. 1992 Stock Option Plan, Wheelabrator Technologies Inc. 1988 Stock Plan for Executive Employees of WTI and its Subsidiaries, Wheelabrator Technologies Inc. 1986 Stock Plan for Executive Employees of WTI and its Subsidiaries, Chemical Waste Management, Inc. 1990 ServiceShares Stock Option Plan, Chemical Waste Management, Inc. 1992 Stock Option Plan, and the Chemical Waste Management, Inc. 1986 Stock Option Plan (the "Old Waste Management Plans").

             The Registrant hereby amends its Registration Statement on Form S-4 (No. 333-56113), declared effective on June 8, 1998, by filing this Post-Effective Amendment No. 1 on Form S-8 relating to up to 16,017,837 shares of Registrant Common Stock issuable upon the exercise of options to acquire or receive shares of Registrant Common Stock pursuant to the provisions of the Old Waste Management Plans.

                                      Part I

               INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS




Item 1.      Plan Information.*

Item 2.      Registrant Information and Employee Plan Annual Information.*





























----------

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended, and the "Note" to
       Part I of Form S-8.

                                      Part II

                INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.      Incorporation of Documents by Reference.

             The following documents filed with the Securities and Exchange Commission (the "Commission") by the Registrant (the name of which was changed to Waste Management, Inc. on July 16, 1998 in connection with the Merger) are hereby incorporated by reference into this Registration Statement:

             (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

             (b) Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

             (c) Current Reports on Form 8-K dated March 10, 1998 and July 16, 1998.

             (d) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on July 1, 1993, as amended on Form 8-B filed with the Commission on July 13, 1995.

             (e) Joint Proxy Statement/Prospectus of the Registrant and Old Waste Management, dated June 9, 1998, on Schedule 14A, filed with the Commission on June 10, 1998.

             The following documents filed with the Commission by Old Waste Management are also incorporated by reference into this Registration Statement:

             (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

             (b) Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

             (c) Current Reports on Form 8-K of Waste Management dated January 5, 1998, January 29, 1998, February 24, 1998, March 11, 1998, May 15,
       1998, June 15, 1998 and June 29, 1998.

             (d) Joint Proxy Statement/Prospectus of the Registrant and Old Waste Management, dated June 9, 1998, on Schedule 14A, filed with the Commission on June 10, 1998.

             All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part thereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 4.      Description of Securities.

             Not applicable.


Item 5.      Interests of Named Experts and Counsel.

             Not applicable.


Item 6.      Indemnification of Directors and Officers.

             Section 102 of the Delaware General Corporation Law ("DGCL") allows a corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except in cases where the director breached his or her duty of loyalty to the corporation or its stockholders, failed to act in good faith, engaged in intentional misconduct or a knowing violation of the law, willfully or negligently authorized the unlawful payment of a dividend or approved an unlawful stock redemption or repurchase or obtained an improper personal benefit. The Registrant's Restated Certificate of Incorporation (the "Charter") contains a provision which eliminates directors' personal liability as set forth above.

             The Charter and the Bylaws of the Registrant provide in effect that the Registrant shall indemnify its directors and officers, and may indemnify its employees and agents, to the extent permitted by the DGCL. Section 145 of the DGCL provides that a Delaware corporation has the power to indemnify its directors, officers, employees and agents in certain circumstances.

             Subsection (a) of Section 145 of the DGCL empowers a corporation to indemnify any director, officer, employee or agent, or former director, officer, employee or agent who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding provided that such director, officer, employee or agent acted in good faith and in a manner he or she reasonable believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, provided that such director, officer, employee or agent had no reasonable cause to believe that his or her conduct was unlawful.

             Subsection (b) of Section 145 of the DGCL empowers a corporation to indemnify any director, officer, employee or agent, or former director, officer, employee or agent, who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorney's fees), actually and reasonably incurred in connection with the defense or settlement of such action or suit provided that such person acted in good faith and in a manner he or she reasonable believed to be in or not opposed to the best interest of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery shall determine that despite the adjudication of liability such person is fairly and reasonable entitled to indemnity for such expenses which the court shall deem proper.

             Section 145 of the DGCL further provides that, to the extent that a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 of the DGCL or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonable incurred by him or her in connection therewith; that indemnification provided by Section 145 of the DGCL shall not be deemed exclusive of any other rights to which the party seeking indemnification may be entitled; and the corporation is empowered to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him or her or incurred by him or her in any such capacity or arising out of his or her status as such whether or not the corporation would have the power to indemnify him or her against such liabilities under Section 145 of the DGCL; and that, unless indemnification is ordered by a court, the determination that indemnification under subsections (a) and (b) of Section 145 of the DGCL is proper because the director, officer, employee or agent has met the applicable standard of conduct under such subsections shall be made to a person who is or director or officer at the time or such determination (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

             The Registrant has purchased certain liability insurance for its officers and directors as permitted by Section 145(g) of the DGCL.

             The Registrant has entered into Indemnification Agreements with certain of its directors and executive officers. Such Indemnification Agreements provide that such persons (the "Indemnitees") will be indemnified and held harmless from all expenses, including (without limitation) reasonable fees and expenses of counsel, and all liabilities, including (without limitation) the amount of any judgements, fines, penalties, excise taxes and amounts paid in settlement, actually incurred by an Indemnitee with respect to any threatened, pending or completed claim, action (including any action by or in the right of the Registrant), suit or proceeding (whether formal or informal, or civil, criminal, administrative, legislative, arbitrative or investigative) in respect of which such Indemnitee is, was or at any time becomes, or is threatened to be made, a party, witness, subject or target, by reason of the fact that such Indemnitee is or was a director, officer, agent or fiduciary of the Registrant or serving at the request of the Registrant as a director, officer, employee, fiduciary or representative of another enterprise. Such Indemnification Agreements also provide that the Registrant, if requested to do so by an Indemnitee, will advance to such Indemnitee, prior to final disposition of any proceeding, the expenses actually incurred by the Indemnitee subject to the obligation of the Indemnitee to refund if it is ultimately determined that such Indemnitee was not entitled to indemnification.

Item 7.      Exemption from Registration Claimed.

             Not applicable.


Item 8.      Exhibits.

             The following exhibits are filed as part of this Registration Statement:*

4.1 Waste Management, Inc. 1997 Equity Incentive Plan (incorporated by reference to Exhibit A to Old Waste Management's Proxy Statement for its 1997 Annual Meeting of Shareholders).

4.2 WMX Technologies, Inc. 1996 Replacement Stock Option Plan (incorporated by reference to Exhibit 4.13 to Old Waste Management's Registration Statement on Form S-8, File No. 333-01325).

4.3 WMX Technologies, Inc. 1992 Stock Option Plan (incorporated by reference to Exhibit 10.31 to Old Waste Management's Registration Statement on Form S-1, File No. 33-44849).

4.4 WMX Technologies, Inc. 1992 Stock Option Plan for Non-Employee Directors (incorporated by reference to Exhibit 10.23 to Old Waste Management's 1996 Annual Report on Form 10-K).

4.5 Waste Management, Inc. 1982 Stock Option Plan, as amended to March 11, 1988 (incorporated by reference to Exhibit 10.3 to Old Waste Management's 1988 Annual Report on Form 10-K).

4.6 Wheelabrator Technologies Inc. 1992 Stock Option Plan (incorporated by reference to Exhibit 10.45 to the 1991 Annual Report on Form 10-K of Wheelabrator Technologies Inc.).


---------------

* In the case of incorporation by reference to documents filed under the Exchange Act, Old Waste Management's file number under the Exchange Act is 1-7327, Chemical Waste Management, Inc.'s file number was 1-9253 and Wheelabrator Technologies Inc.'s file number is 0-14246.

4.7 Wheelabrator Technologies Inc. 1988 Stock Plan for Executive Employees of WTI and its Subsidiaries (incorporated by reference to Exhibit 28.1 to Amendment No. 1 to the Registration Statement of Wheelabrator Technologies Inc. on Form S-8, File No. 33-31523).

4.8 Wheelabrator Technologies Inc. 1986 Stock Plan for Executive Employees of WTI and its Subsidiaries (incorporated by reference to Exhibit 28.2 to Amendment No. 1 to the Registration Statement of Wheelabrator Technologies Inc. on Form S-8, File No. 33-31523).

4.9 Chemical Waste Management, Inc. 1992 Stock Option Plan (incorporated by reference to Exhibit 10.19 to the 1991 Annual Report on Form 10-K of Chemical Waste Management, Inc.).

4.10 Chemical Waste Management, Inc. 1986 Stock Option Plan (incorporated by reference to Exhibit 10.1 to Chemical Waste Management, Inc.'s 1989 Annual Report on Form 10-K).

4.11 Amendments dated as of September 7, 1990 to the WTI 1988 Stock Plan (incorporated by reference to Exhibit 19.02 to the 1990 Annual Report on Form 10-K of Wheelabrator Technologies Inc.).

4.12 Amendment dated as of November 1, 1990 to the WTI 1988 Stock Plan (incorporated by reference to Exhibit 19.04 to the 1990 Annual Report on Form 10-K of Wheelabrator Technologies Inc.).

4.13 Amendment dated as of November 1, 1990 to the WTI 1986 Stock Plan (incorporated by reference to Exhibit 19.03 to the 1990 Annual Report on Form 10-K of Wheelabrator Technologies Inc.).

4.14 Amendment dated as of December 6, 1991 to the WTI 1986 Stock Plan (incorporated by reference to Exhibit 19.01 to the 1991 Annual Report on Form 10-K of Wheelabrator Technologies Inc.).

4.15 Amendment dated as of December 6, 1991 to the WTI 1988 Stock Plan (incorporated by reference to Exhibit 19.02 to the 1991 Annual Report on Form 10-K of Wheelabrator Technologies Inc.).

4.16 Form of Amendment to the Waste Management, Inc. 1996 Replacement Stock Option Plan, Waste Management, Inc. 1992 Stock Option Plan for Non-Employee Directors, Waste Management, Inc. 1990 ServiceShares Stock Option Plan, Waste Management, Inc. 1982 Stock Option Plan, Wheelabrator Technologies, Inc. 1992 Stock Option Plan, Chemical Waste Management, Inc. 1990 ServiceShares Stock Option Plan and Chemical Waste Management, Inc. 1992 Stock Option Plan of Old Waste Management, effective as of March 10, 1998.

4.17 Restated Certificate of Incorporation of Registrant, as amended (incorporated by reference to Exhibit 3.2 to the Registrant's Current Report on Form 8-K dated July 16, 1998).

4.18 By-laws (incorporated by reference to Exhibit 3.2 to the Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-4, File No. 33-60103).

4.19 Agreement and Plan of Merger (previously filed as Annex A to the joint proxy statement/prospectus included in the Registrant's Registration Statement on Form S-4 (File No. 333-56113) filed on June 5, 1998).

5.1* Opinion of Shearman & Sterling regarding the legality of the Common Stock being registered hereby.

23.1         Consent of Arthur Andersen LLP.

23.2         Consent of PricewaterhouseCoopers LLP.

23.3         Consent of Shearman & Sterling (included in Exhibit 5.1).

24           Powers of Attorney (included on signature page).


------------------------

*      Previously filed.

Item 9.      Undertakings.

             (a)    The undersigned Registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

             (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended (the "Securities Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

             (b) The undersigned Registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on the 16th day of July, 1998.


                                       WASTE MANAGEMENT, INC.
                                       (Registrant)


                                       By:   /s/ John E. Drury
                                           -------------------------------------
                                           John E. Drury
                                           Chief Executive Officer


                                POWER OF ATTORNEY

             We, the undersigned directors and executive officers of WASTE MANAGEMENT, INC., hereby severally constitute John E. Drury, Earl E. DeFrates and Gregory T. Sangalis and each of them singly, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names in the capacities indicated below, any and all amendments to the registration statement filed with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said registration statement.

             Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 1998.



Signature                               Title
---------                               -----

 /s/ John E. Drury                      Chief Executive Officer and Director
--------------------------------        (Principal Executive Officer)
     John E. Drury

 /s/ Rodney R. Proto                    President, Chief Operating Officer
--------------------------------        and Director
     Rodney R. Proto

 /s/ Earl E. DeFrates                   Executive Vice President and Chief
--------------------------------        Financial Officer (Principal Financial
     Earl E. DeFrates                   Officer)

 /s/ Bruce E. Snyder                    Vice President and Chief Accounting
--------------------------------        Officer (Controller/Principal
     Bruce E. Snyder                    Accounting Officer)

Signature                               Title
---------                               -----

 /s/ H. Jesse Arnelle                   Director
----------------------------------
     H. Jesse Arnelle

 /s/ Dr. Pastora San Juan Cafferty      Director
----------------------------------
     Dr. Pastora San Juan Cafferty

 /s/ Ralph F. Cox                       Director
----------------------------------
     Ralph F. Cox

 /s/ Richard J. Heckmann                Director
----------------------------------
     Richard J. Heckmann

 /s/ Roderick M. Hills                  Director
----------------------------------
     Roderick M. Hills

 /s/ Richard D. Kinder                  Director
----------------------------------
     Richard D. Kinder

 /s/ Robert S. Miller                   Director (Non-Executive Chairman of
----------------------------------      the Board)
     Robert S. Miller

 /s/ Paul M. Montrone                   Director
----------------------------------
     Paul M. Montrone

 /s/ John C. Pope                       Director
----------------------------------
     John C. Pope

 /s/ Steven G. Rothmeier                Director
----------------------------------
     Steven G. Rothmeier

 /s/ Ralph V. Whitworth                 Director
----------------------------------
     Ralph V. Whitworth

 /s/ Jerome B. York                     Director
----------------------------------
     Jerome B. York

                                  Exhibit Index

Exhibit No.  Description of Document*

4.1 Waste Management, Inc. 1997 Equity Incentive Plan (incorporated by reference to Exhibit A to Old Waste Management's Proxy Statement for its 1997 Annual Meeting of Shareholders).

4.2 WMX Technologies, Inc. 1996 Replacement Stock Option Plan (incorporated by reference to Exhibit 4.13 to Old Waste Management's Registration Statement on Form S-8, File No. 333-01325).

4.3 WMX Technologies, Inc. 1992 Stock Option Plan (incorporated by reference to Exhibit 10.31 to Old Waste Management's Registration Statement on Form S-1, File No. 33-44849).

4.4 WMX Technologies, Inc. 1992 Stock Option Plan for Non-Employee Directors (incorporated by reference to Exhibit 10.23 to Old Waste Management's 1996 Annual Report on Form 10-K).

4.5 Waste Management, Inc. 1982 Stock Option Plan, as amended to March 11, 1988 (incorporated by reference to Exhibit 10.3 to Old Waste Management's 1988 Annual Report on Form 10-K).

4.6 Wheelabrator Technologies Inc. 1992 Stock Option Plan (incorporated by reference to Exhibit 10.45 to the 1991 Annual Report on Form 10-K of Wheelabrator Technologies Inc.).

4.7 Wheelabrator Technologies Inc. 1988 Stock Plan for Executive Employees of WTI and its Subsidiaries (incorporated by reference to Exhibit 28.1 to Amendment No. 1 to the Registration Statement of Wheelabrator Technologies Inc. on Form S-8, File No. 33-31523).

---------------

* In the case of incorporation by reference to documents filed under the Exchange Act, Old Waste Management's file number under the Exchange Act is 1-7327, Chemical Waste Management, Inc.'s file number was 1-9253 and Wheelabrator Technologies Inc.'s file number is 0-14246.

4.8 Wheelabrator Technologies Inc. 1986 Stock Plan for Executive Employees of WTI and its Subsidiaries (incorporated by reference to Exhibit 28.2 to Amendment No. 1 to the Registration Statement of Wheelabrator Technologies Inc. on Form S-8, File No. 33-31523).

4.9 Chemical Waste Management, Inc. 1992 Stock Option Plan (incorporated by reference to Exhibit 10.19 to the 1991 Annual Report on Form 10-K of Chemical Waste Management, Inc.).

4.10 Chemical Waste Management, Inc. 1986 Stock Option Plan (incorporated by reference to Exhibit 10.1 to Chemical Waste Management, Inc.'s 1989 Annual Report on Form 10-K).

4.11 Amendments dated as of September 7, 1990 to the WTI 1988 Stock Plan (incorporated by reference to Exhibit 19.02 to the 1990 Annual Report on Form 10-K of Wheelabrator Technologies Inc.).

4.12 Amendment dated as of November 1, 1990 to the WTI 1988 Stock Plan (incorporated by reference to Exhibit 19.04 to the 1990 Annual Report on Form 10-K of Wheelabrator Technologies Inc.).

4.13 Amendment dated as of November 1, 1990 to the WTI 1986 Stock Plan (incorporated by reference to Exhibit 19.03 to the 1990 Annual Report on Form 10-K of Wheelabrator Technologies Inc.).

4.14 Amendment dated as of December 6, 1991 to the WTI 1986 Stock Plan (incorporated by reference to Exhibit 19.01 to the 1991 Annual Report on Form 10-K of Wheelabrator Technologies Inc.).

4.15 Amendment dated as of December 6, 1991 to the WTI 1988 Stock Plan (incorporated by reference to Exhibit 19.02 to the 1991 Annual Report on Form 10-K of Wheelabrator Technologies Inc.).

4.16 Form of Amendment to the Waste Management, Inc. 1996 Replacement Stock Option Plan, Waste Management, Inc. 1992 Stock Option Plan for Non-Employee Directors, Waste Management, Inc. 1990 ServiceShares Stock Option Plan, Waste Management, Inc. 1982 Stock Option Plan, Wheelabrator Technologies, Inc. 1992 Stock Option Plan, Chemical Waste Management, Inc. 1990 ServiceShares Stock Option Plan and Chemical Waste Management, Inc. 1992 Stock Option Plan of Old Waste Management, effective as of March 10, 1998.

4.17 Restated Certificate of Incorporation of Registrant, as amended (incorporated by reference to Exhibit 3.2 to the Registrant's Current Report on Form 8-K dated July 16, 1998).

4.18 By-laws (incorporated by reference to Exhibit 3.2 to the Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-4, File No. 33-60103).

4.19 Agreement and Plan of Merger (previously filed as Annex A to the joint proxy statement/prospectus included in the Registrant's Registration Statement on Form S-4 (File No. 333-56113) filed on June 5, 1998).

5.1* Opinion of Shearman & Sterling regarding the legality of the Common Stock being registered hereby.

23.1         Consent of Arthur Andersen LLP.

23.2         Consent of PricewaterhouseCoopers LLP.

23.3         Consent of Shearman & Sterling (included in Exhibit 5.1).

24           Powers of Attorney (included on signature page).




















------------------------

*      Previously filed.